UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021 (May 17, 2021)

Atlas Crest Investment Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39999	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACII. U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ACII	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to amend a disclosure on the original report of the Form 8-K, File No. 001-39999, filed with the Securities Exchange Commission on May 17, 2021 (the “Form 8-K”) filed by Atlas Crest Investment Corp. II (“Atlas II,” “we,” “us” or “our”), to reflect our acceptance of the comment received from the staff of the Division of Corporate Finance of the Securities Exchange Commission (the “Staff”) by letter dated May 17, 2021 with respect to the Company’s Form 8-K. This Amendment modifies Item 4.02 of the Form 8-K to include a statement that our Audit Committee discussed with our independent accountant the matters disclosed in the Form 8-K filed on May 17, 2021 and to correct the date of filing of our Final Prospectus, which was February 8, 2021.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Atlas Crest Investment Corp. II (“Atlas II”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of Atlas II’ warrants, please refer to Atlas II’ final prospectus filed in connection with its initial public offering (“IPO”) on February 8, 2021(“Final Prospectus”).

On May 13, 2021, the Audit Committee of the Board of Directors of Atlas II concluded, after discussion with each of (i) Atlas II’s management and (ii) the independent accountant of Atlas II, Marcum LLP, that Atlas II’s audited balance sheet as of February 8, 2021 filed as Exhibit 99.1 to Atlas II’s Current Report on Form 8-K filed with the SEC on February 12, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. Atlas II plans to reflect this reclassification of the Warrants for in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

Atlas II does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Crest Investment Corp. II

	By:	/s/ Michael Spellacy
		Name:	Michael Spellacy
		Title:	Chief Executive Officer

Dated: May 24, 2021

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